SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                         ___________________________

                                  FORM 8-K



               Current Report Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

               _______________________________________________

Date of Report  January 23, 1998                Commission file number 1-8459


                            New Plan Realty Trust
                            ---------------------
             (Exact name of registrant as specified in charter)

     Massachusetts                                    13-1995781
-----------------------                     ---------------------------------
(State of Incorporation)                    (IRS Employer Identification No.)


            1120 Avenue of the Americas, New York, New York 10036
            -----------------------------------------------------
                  (Address of principal executive offices)


                               (212) 869-3000
                        -----------------------------
                        Registrant's telephone number


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        NEW PLAN REALTY TRUST
                                             (Registrant)


                                        By:/s/ Michael I. Brown
                                           --------------------
                                           Michael I. Brown
                                           Chief Financial Officer and
                                             Controller
Dated: January 23, 1998

Item 5.   Other Events

          New Plan Realty Trust (the "Trust) has purchased five properties for an aggregate purchase price of approximately $37.6 million, all of which was paid in cash. This was the estimated fair market value of such properties. Additional information regarding the five properties is set forth below.

                                          Gross
                                          Leasable
                    Date of               Area or
Property            Acquisition   Acres   Units         Seller
Occupancy

Monroe Shoprite
Plaza               8/1/97        12      122,000 S.F.  MIF Realty LP    97%
Monroe, NY

Principal tenants are: Shoprite, Genovese Drugs

Southgate
Shopping Center     8/27/97       24      263,000 S.F.  New Port
New Port Richie, FL                                     Richey
                                                        Development
                                                        Co.              95%
Principal tenants are: Publix, Eckerd Drugs

Riverwood
Shopping Center     9/5/97        15      94,000 S.F.   Resurgence
Port Orange, FL                                         Properties,
                                                        Inc.            100%

Principal tenants are: Winn Dixie, Walgreens, Scotty's Hardware

Forest Hills
Apartments          10/28/97      22      184 units     Forest Hills
Indianapolis, IN                                        LLC              98%


Cardinal Woods
Apartments          8/15/97       17      420 units     Cardinal
Cary, NC                                                Woods
                                                        Apartments,
                                                        Ltd.             96%

          Audited statements of revenue and certain operating expenses and pro forma financial information reflecting the acquisition of the five properties are included in this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (a) and (b)    Financial Statements of Businesses Acquired and Pro
                         Forma Financial Information.

          1. Reports of Eichler, Bergsman & Co., LLP, Independent Certified Public Accountants, dated July 21, 1997 and November 26, 1997.

          2. Certain properties acquired - Historical Summary of Combined Revenues and Certain Operating Expenses for the years ended April 30, 1997 and May 31, 1997.

          3. In addition, the following pro forma financial information is provided to reflect all five properties acquired:

               (i) New Plan Realty Trust and Subsidiaries - Information pursuant to Rule 3-14 of Regulation S-X.

               (ii) New Plan Realty Trust and Subsidiaries - Pro forma
                    condensed consolidated financial statements (unaudited):

                    (a) Pro forma condensed consolidated statement of income for the year ended July 31, 1997.

                    (b) Pro forma condensed consolidated statement of income for the three months ended October 31, 1997.

                    (c) Notes to pro forma condensed consolidated financial statements.

     (c)  Exhibits

          Included herewith is Exhibit No. 23, the Consent of the Independent Accountants.

Eichler Bergsman & Co., LLP
Certified Public Accountants
404 Park Avenue South, New York, New York 10016
Tel 212-447-9001   Fax 212-447-9006





                        INDEPENDENT AUDITORS' REPORT



New Plan Realty Trust
1120 Avenue of the Americas
New York, NY 10036


We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Cardinal Woods Apartments (the "Property") for the year ended May 31, 1997. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation and general and administrative expenses for the period examined and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted principles.



New York, New York
July 21, 1997
                            NEW PLAN REALTY TRUST


                         CERTAIN PROPERTIES ACQUIRED
                       HISTORICAL SUMMARY OF REVENUES
                       AND CERTAIN OPERATING EXPENSES

                       FOR THE YEAR ENDED MAY 31, 1997
                               (In Thousands)





Rental income                                             $1,242

             Repairs and maintenance            $ 109
             Real estate taxes                     62
             Other operating expenses             268        439
                                                  ---        ---

Excess of revenues over certain operating expenses        $  803
                                                             ===


NOTE:

The Historical Summary of Revenues and Certain Operating Expenses relates to the operation of Cardinal Woods Apartments (the "Property") while under ownership previous to New Plan Realty Trust. The Property is a residential apartment complex.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Eichler Bergsman & Co., LLP
Certified Public Accountants
404 Park Avenue South, New York, New York 10016
Tel 212-447-9001   Fax 212-447-9006




                        INDEPENDENT AUDITORS' REPORT



New Plan Realty Trust
1120 Avenue of the Americas
New York, NY 10036


We have audited the accompanying Historical Summary of Combined Revenues and Certain Operating Expenses of Monroe Shoprite Plaza, Southgate Shopping Center, Riverwood Shopping Center, and Forest Hills Apartments
(the "Properties") for the year ended April 30, 1997. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation and general and administrative expenses for the period examined and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted principles.



New York, New York
November 26, 1997
                 HISTORICAL SUMMARY OF COMBINED REVENUES AND
                       CERTAIN OPERATING EXPENSES OF
                         CERTAIN PROPERTIES ACQUIRED

                      FOR THE YEAR ENDED APRIL 30, 1997
                               (In Thousands)

Rental income                                             $5,021
             Repairs and maintenance           $  953
             Real estate taxes                    750
             Other operating expenses             727      2,430
                                                  ---      -----

Excess of revenues over certain operating expenses        $2,591
                                                          ======

NOTE:

The Historical Summary of Combined Revenues and Certain Operating Expenses relates to the operation of Monroe Shoprite Plaza, Southgate Shopping Center, Riverwood Shopping Center, and Forest Hills Apartments (the "Properties") while under ownership previous to New Plan Realty Trust. All of the properties are shopping centers, except Forest Hills Apartments. The summary includes the revenues and expenses of two properties for the twelve months ended June 30, 1997 and August 31, 1997.

The Summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Minimum future rentals for the years ended July 31 under existing commercial operating leases at shopping centers being reported on are approximately as follows (in thousands):

             1998       $ 2,734        2001          $  2,167
             1999         2,601        2002             1,966
             2000         2,387        Thereafter      20,293

The above assumes that all leases which expire are not renewed, therefore, neither renewal rentals nor rentals from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of a percentage of reported tenants' sales volumes, increases in Consumer Price Indices, common area maintenance charges and real estate tax reimbursement.

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
             INFORMATION PURSUANT TO RULE 3-14 OF REGULATION S-X


Part I     MANAGEMENT ASSESSMENT

      Management's assessment of the five properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspects of the five properties, location, condition and quality of design and construction are evaluated. Management also conducted Phase I environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

a. The following presents an estimate of taxable operating income and funds generated from the operation of the acquired five properties for the year ended July 31, 1997 based on the Historical Summary of Combined Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the five properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income (In Thousands)

Operating income before depreciation expense                 $3,394*

Less:

Estimated depreciation                                          713
                                                             ------
Estimated taxable operating income                           $2,681
                                                             ======

Estimated funds generated:

Estimated taxable operating income                           $2,681

Add: Estimated depreciation                                     713
                                                             ------
Estimate of funds generated                                  $3,394*
                                                             ======

* Estimates of operating income, net taxable income and funds generated do not include approximately $350,000 of revenue from leases that commenced after the period audited in the Historical Summary of Revenues and Certain Operating Expenses included in this 8-K.

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
     NOTES TO ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED
                      FROM CERTAIN PROPERTIES ACQUIRED
                                 (UNAUDITED)


Basis of Presentation

     1. Depreciation expense was based upon an estimated useful life of 39 years for commercial properties and 27.5 years for residential properties using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (UNAUDITED)


     The unaudited pro forma condensed consolidated statements of income for the year ended July 31, 1997 and the three months ended October 31, 1997 reflect the acquisition of the five properties as if the transactions had occurred on August 1, 1996. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of these properties.

     The unaudited pro forma condensed consolidated financial statements have been prepared by New Plan Realty Trust's management. The unaudited pro forma condensed consolidated statements of income may not be indicative of the results that would have actually occurred had the acquisitions been made on the date indicated or that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with New Plan Realty Trust's audited consolidated financial statements as of July 31, 1997 and for the year then ended and the Trust's unaudited consolidated financial statements as of October 31, 1997 and for the three months then ended and the accompanying notes (which are contained in the Trust's Form 10-K for the year ended July 31, 1997 and the Trust's Form 10-Q for the three months ended October 31, 1997).


                                NEW PLAN REALTY TRUST AND SUBSIDIARIES
                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                       YEAR ENDED JULY 31, 1997

                              (In thousands except for per share amounts)

                                                                                         PRO FORMA
                                               CURRENT         PRO FORMA     OTHER       CURRENT
                               AS REPORTED     ACQUISITIONS    ADJUSTMENTS   ADJUSTMENTS ACQUISITIONS
                               -----------     ------------    -----------   ----------- ------------

RENTAL REVENUES                $ 202,093       $  6,263                      $  350 (4)  $ 208,706

INTEREST AND DIVIDENDS             4,728                                                     4,728
                               ---------        -------                       -----      ---------
   TOTAL REVENUE                 206,821          6,263                         350        213,434

OPERATING COSTS                   74,316          2,869                                     77,185

DEPRECIATION EXPENSE              25,006                       $   699 (2,3)                25,705

INTEREST EXPENSE                  28,256                         2,220 (2)                  30,476
                               ---------        -------        -------        -----      ---------
   TOTAL OPERATING EXPENSES      127,578          2,869          2,919                     133,366
                               ---------        -------        -------        -----      ---------
OTHER DEDUCTIONS                   2,203                                                     2,203

OTHER LOSS                             3                                                         3
                               ---------        -------        -------        -----      ---------
NET INCOME                        77,037          3,394         (2,919)         350         77,862

PREFERRED STOCK DIVIDENDS           (461)                                                     (461)
                               ---------        -------        -------        -----      ---------
NET INCOME APPLIED TO
  SHARES OF BENEFICIAL
  INTEREST                     $  76,576       $  3,394        ($2,919)      $  350      $  77,401
                               =========        =======        =======        =====      =========
BASIC EARNINGS PER SHARE       $    1.31                                                 $    1.32

FULLY DILUTED EARNINGS
  PER SHARE                    $    1.30                                                 $    1.32

AVERAGE SHARES OUTSTANDING
  FOR BASIC EARNINGS
  PER SHARE                       58,461                                                    58,461

AVERAGE SHARES OUTSTANDING
  FOR FULLY DILUTED
  EARNINGS PER SHARE              58,751                                                    58,751


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                                NEW PLAN REALTY TRUST AND SUBSIDIARIES
                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                  THREE MONTHS ENDED OCTOBER 31, 1997

                              (In thousands except for per share amounts)

                                                                                         PRO FORMA
                                               CURRENT         PRO FORMA     OTHER       CURRENT
                               AS REPORTED     ACQUISITIONS    ADJUSTMENTS   ADJUSTMENTS ACQUISITIONS
                               -----------     ------------    -----------   ----------- ------------


REVENUES:

RENTAL REVENUES                $  58,565       $    662                      $   89 (4)  $  59,316

INTEREST AND DIVIDENDS               942                                                       942
                               ---------        -------                       -----      ---------
   TOTAL REVENUE                  59,507            662                          89         60,258

OPERATING EXPENSES:

OPERATING COST                    21,271            354                                     21,625

DEPRECIATION EXPENSE               7,450                       $   175 (2,3)                 7,625

INTEREST EXPENSE                   8,553                           199 (2)                   8,752
                               ---------        -------        -------                   ---------
   TOTAL OPERATING EXPENSES       37,274            354            374                      38,002
                               ---------        -------        -------                   ---------
OTHER DEDUCTIONS                     629                                                       629

OTHER LOSS                            67                                                        67
                               ---------        -------        -------        -----      ---------
NET INCOME                     $  21,537            308           (374)          89      $  21,560

PREFERRED STOCK DIVIDEND          (1,463)                                                  (1,463)
                               ---------        -------        -------        -----      ---------
NET INCOME APPLIED TO
  SHARES OF BENEFICIAL
  INTEREST                     $  20,074       $    308          ($374)      $   89      $  20,097
                               =========        =======        =======        =====      =========
BASIC EARNINGS PER SHARE       $     .34                                                 $     .34

FULLY DILUTED EARNINGS
  PER SHARE                    $     .34                                                 $     .34

AVERAGE SHARES OUTSTANDING
  FOR BASIC EARNINGS
  PER SHARE                       59,003                                                    59,003

AVERAGE SHARES OUTSTANDING
  FOR FULLY DILUTED
  EARNINGS PER SHARE              59,343                                                    59,343


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
                  NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS (UNAUDITED)


1. No Pro Forma Consolidated Balance Sheet as of October 31, 1997 is provided because all acquisitions included in this report were purchased prior to November 1, 1997.

2. Pro Forma Adjustments to the unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended July 31, 1997 and for the three months ended October 31, 1997 include adjustments to reflect the acquisition of the five current acquisitions as if they had been acquired on August 1, 1996 (See Note 3.).

     For the year ended July 31, 1997 and the three months ended October 31, 1997, these adjustments include an increase in interest expense due to the increase in notes payable to finance these acquisitions. The interest rate used was 5.9% on the notes payable.

3. Depreciation expense was based upon an estimated useful life of 40 years using the straight line method.

4. Other adjustments reflects revenue from leases that commenced after the audit period.

                                EXHIBIT INDEX


Exhibit Number           Description

     23                  Consent of Independent Accountants